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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       JUNE 7, 2000
                                                  -------------------------

                               THE AES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


 DELAWARE                               333-15487                54-1163725
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

1001 North 19th Street, Suite 2000, Arlington, Virginia           22209
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       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:     (703) 522-1315
                                                   -------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 7, 2000, pursuant to its tender offer for all outstanding American Depositary Shares (the "ADS") of C.A. La Electricidad de Caracas, a SOCIEDAD ANONIMA incorporated under the laws of Venezuela ("EDC"), and Corporacion EDC, C.A., a SOCIEDAD ANONIMA incorporated under the laws of Venezuela ("CEDC", and together with EDC, the "Companies"), The AES Corporation ("AES"), through its indirect wholly-owned subsidiary Acquisition I LLC, a Delaware limited liability company, purchased 35,484,372 ADSs, each representing 50 Shares (as defined below) of the Companies at US$28.50 per ADS (the "U.S. Offer").

         According to EDC's corporate organizational documents (its ESTATUTOS), EDC common stock, par value Bs.100 per share, is stapled to the common stock, par value Bs.6 per share, of CEDC and may not be transferred separately. As used herein, "Shares" shall mean an ownership interest in the Companies, such that each Share represents one share of common stock of EDC and one share of common stock of CEDC.

         On June 12, 2000, pursuant to its tender offer for all outstanding Shares of the Companies, AES, through its indirect wholly-owned subsidiary Inversora DS 2000, a SOCIEDAD ANONIMA incorporated under the laws of Venezuela, purchased approximately 1,134,130,337 Shares of the Companies at US$0.57 per Share (the "Venezuelan Offer" and, together with the "U.S. Offer", the "Offers").

         The consideration paid by AES for the Shares and ADSs purchased is approximately US$1.7 billion. The price paid for the Shares and ADSs purchased pursuant to the Offers was determined by AES on the basis of publicly available information concerning the Companies.

         The funds used to purchase the ADSs pursuant to the U.S. Offer and the Shares pursuant to the Venezuelan Offer and to pay costs and expenses related to the Offers were obtained from the issuances of AES common stock, trust convertible preferred securities of AES and


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additional non recourse borrowings by a subsidiary of AES under a senior secured loan. The senior secured loan was arranged by Morgan Stanley Senior Funding, Inc., as lead arranger, Lehman Commercial Paper, Inc., as Syndication Agent, and TD Securities(USA), as documentation agent and has a term of 15 months. AES has contributed approximately $2 billion of AES stock to its subsidiary in connection with the loan.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. It is impracticable to provide the required financial statements for the Companies at the date hereof. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than August 20, 2000.

     (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the required pro forma financial information required under Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than August 20, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 21, 2000


                                          THE AES CORPORATION

                                          By: /s/ WILLIAM R. LURASCHI
                                              -----------------------
                                              William R. Luraschi
                                              Vice President and
                                                Secretary